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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 29, 2004

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-1136 (Commission File Number)	22-079-0350 (IRS Employer Identification Number)

345 Park Avenue
New York, NY 10154
(Address of Principal Executive Office)

Registrant's telephone number, including area code: (212) 546-4000

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibit 99.1

          Press Release of Bristol-Myers Squibb Company dated January 29, 2004, reporting Bristol-Myers Squibb's financial results for the fourth quarter of 2003 and full year 2003.

  Exhibit 99.2

          Certain supplemental information not included in the press release.

Item 9.    Regulation FD Disclosure.

Item 12.    Results of Operations and Financial Condition.

        The following information is being furnished pursuant to both Item 9 and Item 12.

        Incorporated by reference is a press release issued by the Registrant on January 29, 2004 regarding earnings for the fourth quarter of 2003 and full year 2003, attached as Exhibit 99.1. Also incorporated by reference is certain supplemental information not included in the press release, attached as Exhibit 99.2

SIGNATURE

        Under the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY
By:	/s/ SANDRA LEUNG Sandra Leung Secretary
Date: January 29, 2004

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release issued January 29, 2004 regarding earnings for the fourth quarter of 2003 and full year 2003.
99.2	Certain supplemental information not included in the press release.

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Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX